UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2025
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2025, the Board of Directors of ServiceNow, Inc. ("ServiceNow" or the "Company") adopted amendments to the Company's Restated Bylaws, as amended (the "Amended Bylaws"). Among other things, the amendments effected by the Amended Bylaws:

•Add a forum selection provision to provide that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State Delaware or, if such Court lacks jurisdiction, another state or federal court located in the State of Delaware, and also provide that the federal district courts shall be the sole and exclusive forum for the resolution of any complaint or cause of action arising under the Securities Act of 1933, as amended;

•Adjust the notice window for stockholders to propose business or nominate directors to be considered at annual meetings to not less than 90 and not more than 120 days before the anniversary of the prior year’s meeting;

•Make certain updates to director nominations by stockholders in light of the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission, including to require that no person may solicit proxies in support of a director nominee other than the Board’s nominees, unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;

•Add a provision that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which is reserved for the exclusive use of the Board;

•Eliminate the requirement that the Company make a stockholder list available for inspection at a meeting of stockholders, to align with amendments to the Delaware General Corporation Law; and

•Remove provisions related to the classified board structure, as the Board was fully declassified in 2023.

The foregoing descriptions of the amendments set forth in the Amended Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	3.1	Restated Bylaws of ServiceNow, Inc.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: February 12, 2025